SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) June 28, 1996



                              CENTER BANCORP, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



       New Jersey                      2-81353                  52-1273725
________________________________________________________________________________
(State or other jurisdiction of      (Commission                   (IRS Employer
  incorporation or organization)      File Number)           Identification No.)



        2455 Morris Avenue, Union, New Jersey                     07083
________________________________________________________________________________
      (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:        (908) 688-9500



                                      N/A
________________________________________________________________________________
          (Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

     On June 28, 1996, Center Bancorp, Inc. (the "Company") consummated its acquisition of Lehigh Savings Bank, S.L.A. ("Lehigh"). The acquisition was effected pursuant to the terms of an Agreement and Plan of Merger (the "Agreement"), pursuant to which a subsidiary of the Company was merged with and into Lehigh, with Lehigh being the surviving entity thereof (the "Merger"). Immediately following the Merger, the Company merged Lehigh with and into the Company's banking subsidiary, Union Center National Bank.

     The Company paid approximately $5,550,000 in cash in connection with the acquisition; no stock was issued by the Company pursuant to the Merger.

Item 7.  Financial Statements and Exhibits.

     The historical financial statements of Lehigh and the pro forma information listed below will be filed by the Company, as an amendment to this Current Report on Form 8-K, within 60 days after July 12, 1996; it is impracticable for the Company to provide such information on the date hereof.

1.  Historical Financial Statements of Lehigh Savings Bank, S.L.A.:

     A.   Independent Auditors' Report
     B. Audited financial statements as of and for the year ended June 30, 1995 (consisting of a Statement of Financial Condition as of June 30, 1995, a Statement of Income for the year ended June 30, 1995, a Statement of Changes in Shareholders' Equity for the year ended June 30, 1995, a Statement of Cash Flows for the year ended June 30, 1995 and Notes to Financial Statements)
     C.   Condensed Statement of Financial Condition as of March 31, 1996
     D. Condensed Statements of Income for the nine months ended March 31, 1996 and March 31, 1995
     E.   Notes to Interim Financial Statements

2.  Pro Forma Data:

     A.   Introduction to Unaudited Pro Forma Financial Information
     B. Company and Lehigh Unaudited Pro Forma Combined Condensed Balance Sheet as of March 31, 1996
     C. Company and Lehigh Unaudited Pro Forma Combined Condensed Statement of Income for the three months ended March 31, 1996
     D. Company and Lehigh Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 1995
     E.   Notes to Unaudited Pro Forma Combined Condensed Financial Statements

3.  Exhibits:

     Exhibit 2 - Agreement and Plan of Merger, dated February 14, 1996, as amended, between Center Bancorp, Inc. and Lehigh Savings Bank, S.L.A., is incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1996.

     Exhibit 23.1 - Consent of KPMG Peat Marwick (to be filed with the amendment to this Current Report on Form 8-K referred to above).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     CENTER BANCORP, INC.

                                                     By:  /s/Anthony C. Weagley
                                                          _____________________
                                                          Anthony C. Weagley
                                                          Treasurer

Dated:  July 12, 1996